UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2025

VROOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 W Sam Houston Pkwy S, Floor 4

Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(518) 535-9125

(Registrant’s telephone number, include area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VRMMQ	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed (i) on November 13, 2024, Vroom, Inc. (the “Company”, and in the context of the Prepackaged Chapter 11 Case, the “Debtor”) commenced a voluntary proceeding (the “Prepackaged Chapter 11 Case”) under Chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended, in the United States Bankruptcy Court (the “Court”) for the Southern District of under the name “In re Vroom, Inc.” and (ii) on November 21, 2024, the Company received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined to delist the Company’s common stock, par value $0.001 per share (the “Common Stock”), with trading of the Common Stock formally suspended at the opening of business on December 2, 2024.

In connection with the Prepackaged Chapter 11 Case and upon the recommendation of the Board of Directors of the Company, the Company intends to seek approval from the Court to amend (the “Charter Amendment”) its Amended and Restated Certificate of Incorporation to, among other changes to the Company’s existing Amended and Restated Certificate of Incorporation, effect an automatic conversion of the Common Stock at a ratio of 1-for-5, to become effective upon the filing of the Charter Amendment at the conclusion of the Prepackaged Chapter 11 Case (the “Bankruptcy Emergence Issuance Adjustment”). No stockholder approval is required to effect the Charter Amendment. As a result of the Bankruptcy Emergence Issuance Adjustment, every 5 shares of the Company’s Common Stock issued and outstanding as of immediately prior to the effectiveness of the Bankruptcy Emergence Issuance Adjustment will be automatically reclassified into one validly issued, fully-paid and non-assessable new share of Common Stock, subject to the treatment of fractional shares as described below, without any action on the part of the holders.

The Company is implementing the Bankruptcy Emergence Issuance Adjustment with the primary objective of facilitating compliance with Nasdaq’s ongoing listing requirements. This strategic move is designed to adjust the Company’s stock price and share count to meet Nasdaq’s minimum bid price and other listing criteria. By implementing this strategic measure, the Company aims to ensure ongoing liquidity for shareholders following the completion of its Prepackaged Chapter 11 Case.

No fractional shares will be issued in connection with the Bankruptcy Emergence Issuance Adjustment. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Bankruptcy Emergence Issuance Adjustment will automatically be entitled to receive such number of shares as adjusted by rounding any fractional share of Common Stock to the nearest whole share (up or down), with half shares or less being rounded down.

Proportional adjustments will also be made to the number of shares of Common Stock awarded and available for issuance under the Company’s equity incentive plans, as well as the exercise price and the number of shares issuable upon the exercise or conversion of the Company’s outstanding stock options, restricted stock units and other equity securities under the Company’s equity incentive plans.

Additionally, as a result of the Bankruptcy Emergence Issuance Adjustment, the new warrants to purchase shares of Common Stock to be issued in connection with the Prepackaged Chapter 11 Case pursuant to section 1145 of the Bankruptcy Code will be adjusted such that the new warrants: (a) will be for the purchase of an aggregate of 361,649 shares of Common Stock (1,808,243 shares prior to the adjustment) and (b) have an exercise price equal to $60.95 ($12.19 prior to the adjustment), which in each case gives effect to the Bankruptcy Emergence Issuance Adjustment.

Immediately after the Bankruptcy Emergence Issuance Adjustment, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged except for minor changes and adjustments that will result from rounding fractional shares into whole shares, other than any changes in ownership interests and/or proportional voting power contemplated by the Prepackaged Chapter 11 Case. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Bankruptcy Emergence Issuance Adjustment.

The Debtor’s claims and noticing agent has established a website (link below), which contains the Debtor’s filings on the Court’s docket. In addition, important information about the Prepackaged Chapter 11 Case, including court filings and other information, may be found at the website. Such information may be filed with the Court without the filing of an accompanying Current Report on Form 8-K. This website contains third-party content and is provided for convenience only. The documents and other information available on this website are not incorporated by reference into, and do not constitute a part of, this Current Report on Form 8-K. The website can be accessed at: https://www.veritaglobal.net/vrm.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the suspension of trading of the Common Stock, the delisting of the Common Stock, the trading of the Common Stock on the OTC Markets Group and the potential to regain compliance with Nasdaq listing standards, and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including that if we are delisted, there is no assurance we will be able to satisfy an initial listing rule from Nasdaq or another national securities exchange; we are subject to risks and uncertainties associated with the Prepackaged Chapter 11 Case, as well as the other important risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by our Quarterly report on Form 10-Q for the quarter ended September 30, 2024, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this Current Report on Form 8-K. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date: January 2, 2025	By:	/s/ Thomas H. Shortt
Thomas H. Shortt
Chief Executive Officer